UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 2, 2009

EDGE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22149	76-0511037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Travis Tower 1301 Travis, Suite 2000 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 654-8960

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 2, 2009, Edge Petroleum Corporation (the “Company”) received notice (the “Notice”) from The Nasdaq Stock Market (the “Exchange”) that the Company’s common stock and 5.75% series A cumulative convertible perpetual preferred stock will be delisted from the Exchange at the opening of business on October 13, 2009 pursuant to the Exchange’s Listing Rules 5100, 5110(b) and IM-5100-1, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on the Exchange.  According to the Notice, the determination to delist the Company’s securities was based on (i) the announcement by the Company on October 2, 2009 that it and each of its subsidiaries have filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code and the associated public interest concerns raised by such bankruptcy petitions; (ii) concerns regarding the residual equity interest of the existing listed securities holders; and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on the Exchange.

The Company may appeal the Exchange’s determination to a Hearings Panel, pursuant to the procedures set forth in the Exchange’s Listing Rule 5800 Series.  However, the Company does not intend to take any further action to appeal the Exchange’s decision, and therefore it is expected that the Company’s securities will be delisted on October 13, 2009.

If the Company does not appeal the Exchange’s decision, the Company’s securities will not be immediately eligible to trade on the OTC Bulletin Board or in the “Pink Sheets.”  The Company’s securities may become eligible if a market maker makes application to register in and quote the security in accordance with SEC Rule 15c2-11, and such application is cleared.

On October 8, 2009, the Company issued a press release announcing receipt of notice from The Nasdaq Stock Market regarding delisting.  A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release by Edge Petroleum Corporation dated October 8, 2009 announcing receipt of notice from The Nasdaq Stock Market regarding delisting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGE PETROLEUM CORPORATION

Date: October 8, 2009	By:	/s/ John W. Elias
John W. Elias Chairman, President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release by Edge Petroleum Corporation dated October 8, 2009 announcing receipt of notice from The Nasdaq Stock Market regarding delisting